Exhibit 24

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY



Know all men by these presents, that I, J.W. Burns, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the Registration Statement (Form S-3) of Great-West Life & Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2000.


                                        /s/ J.W. Burns

                                            J.W. Burns, Director

                                     Great-West Life & Annuity Insurance Company

Witness:



/s/ D.C. Lennox
Name:  D.C. Lennox

         (Type or print name of witness)

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY



Know all men by these presents, that I, R.G. Graham, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the Registration Statement (Form S-3) of Great-West Life & Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 2000.


                                                /s/ R.G. Graham

                                                    R.G. Graham, Director

                                     Great-West Life & Annuity Insurance Company

Witness:



/s/ Joan Preyer
Name:  Joan Preyer

         (Type or print name of witness)

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY



Know all men by these presents, that I, J.E.A. Nickerson, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the Registration Statement (Form S-3) of Great-West Life & Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of February, 2000.


                                                 /s/ J.E.A. Nickerson

                                                     J.E.A. Nickerson, Director
                                     Great-West Life & Annuity Insurance Company

Witness:


/s/ Lynn Lyle
Name:  Lynn Lyle

         (Type or print name of witness)